UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2009

MINATURA GOLD
(Exact name of registrant as specified in its charter)

Nevada	001-34070	20-8273426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2945 Townsgate Road, Suite 200 Westlake Village, California	91362
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 267-7183

Copies of Communications to:
Stoecklein Law Group
Emerald Plaza
402 West Broadway
Suite 690
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*EXPLANATORY NOTE – The Registrant is amending its Form 8-K, filed on May 15, 2009 as amended June 11, 2009, to include disclosure to Item 4.01 that the PCAOB revoked the registration of Moore. Additionally, the Registrant is disclosing information that was issued in a Press Release on September 2, 2009.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 11, 2009, the Board of Directors of the Registrant dismissed Lawrence Scharfman & Co., CPA P.C. (“Scharfman”) as the Registrant’s independent registered public accountants and approved the engagement of Moore & Associates, Chartered (“Moore”) to serve as the Registrant’s independent registered public accountants for the fiscal year 2009.

On August 27, 2009, the PCAOB revoked the registration of Moore because of violations of PCAOB rules and auditing standards in auditing the financial statements of several companies other than Registrant, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with the PCAOB investigation.

Moore was the Registrant’s independent registered public accountants as of May 2009 and through August 7, 2009 (approximately 3 months), therefore did not issue auditors’ reports on the financial statements for the years ended December 31, 2008 and December 31, 2007.

Moore reviewed the Registrant’s financial statements and notes to financial statements included in its Form 10-Q for the periods ended March 31, 2009 and June 30, 2009.

On August 7, 2009, Moore terminated its engagement as the Registrant’s independent registered public accountants. The Registrant is currently reviewing accountants. When a new accountant is engaged, the Registrant will file notice of such accountant with the Securities and Exchange Commission on Form 8-K.

Scharfman issued its auditor report on the financial statements for the years ended December 31, 2008 and December 31, 2007 which included an explanatory paragraph as to the Registrant’s ability to continue as a going concern.

On August 11, 2009, the PCAOB revoked the registration of Scharfman because of deficiencies in the conduct of certain of its audits and its procedures. As Scharfman is no longer registered with the PCAOB, the Registrant may not include Scharfman’s audit reports or consents in its future filings with the Commission.  Once the Registrant engages a firm that is registered with the PCAOB, it will re-audit the year ended December 31, 2008.

Other than the going concern uncertainty described above, Scharfman’s reports on the financial statements of the Registrant for the periods ended December 31, 2008 and 2007 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the periods ended December 31, 2008 and 2007 and through the date of this Current Report, there have been no disagreements with Scharfman (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Scharfman, would have caused them to make reference thereto in their report on financial statements for such years.

During the periods ended December 31, 2008 and 2007 and through the date of this Current Report on Form 8-K there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

The Registrant provided Scharfman and Moore a copy of the above disclosure and requested that they furnish a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the statements made above. A Copy of Scharfman’s letter to the Commission is attached hereto as Exhibit 16.2.  Moore has indicated to the Registrant that he will not be issuing Exhibit 16 Letters.

Section 8 – Other Events

Item 8.01 Other Events.

On September 3, 2009, the Registrant issued a press release announcing that Mergent’s Editorial Board has approved Minatura Gold for a listing in Mergent Manual and News Reports™. As part of Mergent’s listing services, the new description will be highlighted separately on www.mergent.com with an active hyperlink back to Minatura Gold’s website.

A copy of the press release is attached hereto as Exhibit 99.4.

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits

Exhibit Number	Description
16.2	Letter From Lawrence Scharfman, dated September 2, 2009
99.4	Press Release dated 09-03-09 – Approval for Listing in Mergent Manual and News Reports™

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MINATURA GOLD

By: /S/Paul Dias
Paul Dias, Chief Executive Officer

Date:  September 4, 2009